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                                                                                                         EXHIBIT 99.2

                                                                                                  EXHIBIT A

                              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                     BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                                         CERTIFICATEHOLDERS
                                         SEPTEMBER 16,1996

Principal Distribution Amount                                                    $0.00
Principal Per $1,000 Certificate                                                 $0.00

Interest Distribution Amount                                                   $64,228
Interest Per $1,000 Certificate                                                  $5.29

Note Balance:
         Class A-1 Notes                                                         $0.00
         Class A-2 Notes                                                $56,184,734.41
         Class A-3 Notes                                               $101,576,574.00

Note Pool Factor:
         Class A-1 Notes                                                     0.0000000
         Class A-2 Notes                                                     0.5380288
         Class A-3 Notes                                                     1.0000000

Certificate Balance                                                     $12,137,649.00

Certificate Pool Factor                                                      1.0000000

Servicing Fee                                                              $150,007.75
Servicing Fee Per $1,000 Certificate                                             $0.49
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